UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2021

CLASS ACCELERATION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39895	85-3032663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2925 Woodside Road

Woodside, CA 94062

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 401-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	CLAS.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CLAS	New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CLAS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 19, 2021, the audit committee of the board of directors of Class Acceleration Corp. (the “Company”) concluded, after discussion with the Company’s management, that (i) the Company’s audited balance sheet as of January 20, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 18, 2021, (ii) the Company’s unaudited financial statements as of March 31, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on July 27, 2021, and (iii) the Company’s unaudited financial statements as of June 30, 2021 contained in the Company’s Current Report on Form 10-Q filed with the SEC on August 23, 2021, should no longer be relied upon due to the reclassification of all of the Company’s Class A common stock as temporary equity.

The Company’s Chief Executive Officer carried out an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon their evaluation, the Company’s Chief Executive Officer concluded that the Company’s disclosure controls and procedures were not effective as of September 30, 2021, due to the material weakness in analyzing complex financial instruments including the proper accounting for warrants as liabilities and the proper classification of redeemable Class A common stock as temporary equity. In light of this material weakness, the Company performed additional analysis as deemed necessary to ensure that the Company’s unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Company will reflect the restatements of the Company’s financial statements identified above in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021 and accordingly, management believes that the financial statements included in such report will present fairly in all material respects the Company’s financial position, results of operations and cash flows for the periods presented.

The Company has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm, Marcum LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Class Acceleration Corp.

	By:	/s/ Michael T. Moe
		Name:	Michael T. Moe
		Title:	Chief Executive Officer and Director

Dated: November 24, 2021

2